THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S
Lincoln Corporate Commitment® VUL, Lincoln Corporate Variable 5, Lincoln Corporate ExecSM VUL

Supplement dated January 24, 2023 to the
Updating Summary Prospectus for Existing Owners dated May 1, 2022

This Supplement outlines a change to the investment options under your flexible premium variable life insurance policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.

On December 12, 2022, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio (“Portfolios”). It is anticipated that these liquidations will occur on or about April 25, 2023. As a result, these funds will no longer be available as an investment option under your Policy. If you have invested in either of these funds, you may transfer all money out of the fund and into another Sub-Account within your Policy. This transfer may be made any time prior to the close of business on April 24, 2023.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Sub-Account on April 25, 2023. Once this transfer occurs, any future allocations of Premium that you previously designated to the Portfolios will be allocated to the LVIP Government Money Market Fund Sub-Account. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding these fund liquidations, please refer to the funds’ prospectuses.

Please retain this Supplement for future reference.